EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of Individual Investor Group, Inc.


We consent to the incorporation by reference in this Registration Statement of Individual Investor Group, Inc. and Subsidiaries (the "Company") on Form S-8 of our report dated April 14, 2000, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

July 11, 2000

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